UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 -”Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On March 17, 2008, Jupitermedia Corporation (“Jupitermedia”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.06	Material Impairments.

On March 17, 2008, Jupitermedia’s management and Board of Directors determined, in consultation with the Audit Committee of the Board of Directors (the “Audit Committee”), that a charge for impairment was required under relevant accounting principles with respect to Jupitermedia’s valuation of goodwill and intangible assets associated with Jupitermedia’s Online images reporting segment. Jupitermedia recorded a non-cash charge of $82.2 million ($76.7 million after tax or $2.13 per diluted share) in the fourth quarter of 2007 related to the impairment of goodwill and intangible assets associated with Jupitermedia’s Online images reporting segment. The impairment of goodwill and the intangible assets mainly resulted from declines in the company’s stock price. These factors resulted in the carrying value of goodwill and the intangible assets being greater than their fair value, and therefore a write-down to fair value was required.

The reduction in goodwill and the intangible assets will not result in any future cash expenditures.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 17, 2008, Jupitermedia’s management and Board of Directors determined, in consultation with the Audit Committee of the Board of Directors (the “Audit Committee”), that its audited consolidated financial statements for the year ended December 31, 2006 (the “Audited Financials”), and unaudited interim consolidated financial statements for the period from the 3 months ended March 31, 2006 through the 9 months ended September 30, 2007 (the “Unaudited Financials”), should no longer be relied upon, principally due to changes that have been made in the accounting for income taxes related to purchase accounting with respect to certain of Jupitermedia’s acquisitions. Jupitermedia will restate the Audited Financials and Unaudited Financials through the filing of its Annual Report on Form 10-K for the year ended December 31, 2007 and by prospectively amending each of the first three quarters of 2007 in its 2008 Form 10-Q filings. Accordingly, investors are cautioned not to rely on the Audited Financials and Unaudited Financials or the related earnings press releases and similar communications for the related periods.

Based on its review to date, Jupitermedia’s management currently anticipates that the restatement will result in a decrease to net income of approximately $1.5 million in 2006 and an increase to net income of approximately $300,000 in the first quarter of 2007, as well as certain balance sheets adjustments to deferred income taxes, income taxes payable and goodwill.

These estimates are based on currently available information and are subject to change during the course of Jupitermedia’s restatement process. While Jupitermedia is not currently aware of other accounting errors requiring adjustment to any prior period financial statements, there can be no assurances that Jupitermedia or its independent registered public accounting firm will not find additional accounting errors requiring further adjustments in those or earlier periods.

Jupitermedia’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, Jupitermedia’s independent registered public accounting firm. Management, in consultation with the Audit Committee, is currently evaluating but anticipates that these errors constitute a material weakness or weaknesses in Jupitermedia’s internal controls over financial reporting as defined by the Public Company Accounting Oversight Board.

Jupitermedia expects to file its Annual Report on Form 10-K for the year ended December 31, 2007 no later than April 1, 2008.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements in this report on Form 8-K which are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which Jupitermedia competes; the unpredictability of Jupitermedia’s future revenues, expenses, cash flows and stock price; Jupitermedia’s ability to integrate acquired businesses, products and personnel into its existing businesses; Jupitermedia’s ability to protect its intellectual property; and Jupitermedia’s dependence on a limited number of advertisers. For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date in this report on Form 8-K, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 -”Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 17, 2008, Jupitermedia issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2007. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

99.1	Press release, dated March 17, 2008, of Jupitermedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By:	/s/ Donald J. O’Neill
Name:	Donald J. O’Neill
Title:	Vice President and Chief Financial Officer

Date: March 18, 2008

EXHIBIT INDEX

Exhibits:

99.1 Press release, dated March 17, 2008, of Jupitermedia Corporation.